                   TRIPLE A AND GOVERNMENT SERIES--1997, INC.
                                 COMMON SHARES
                            ------------------------

     Triple A and Government Series--1997, Inc. ('Series') is a diversified, closed-end management investment company. The investment objective of the Series is to manage a portfolio of U.S. government securities and AAA-rated and comparable debt obligations in order to return to Reinvesting Shareholders, on the Series' Termination Date, $10.00 for each share of common stock ('Share') that such Reinvesting Shareholders held on June 24, 1993, while providing high monthly income in comparison to bank certificates of deposit having maturities no longer than the term of the Series and in comparison to money market funds. If the Series achieves its investment objective and if, as currently anticipated, Reverse Splits are declared in connection with the Series' Reinvestment Dividend, the Series would return $10.00 per Share to all shareholders for all Shares that it holds as of the Series' Termination Date. However, non-Reinvesting Shareholders would hold a smaller number of shares on the Termination Date than they originally purchased. See 'Management of the Series.'

     The Termination Date for the Series will be June 29, 1997. No assurance can be given that the Series will be able to achieve its investment objective. Under current conditions, it is anticipated that the Series would not be able to distribute $10.00 per Share on its Termination Date unless Mitchell Hutchins makes a cash payment to the Series. Mitchell Hutchins has made payments to the Series for this purpose in 1995, and it will consider making one or more additional payments prior to the Termination Date. See 'Management of the Series.' Shares of the Series are not insured or guaranteed by the U.S. government or any other entity.

     The Target Return for the Series has been lowered to 5.0% (calculated as a per annum rate of return on $10.00 per Share). See 'Investment Objective and Policies.' The Series intends to distribute any net investment income in excess of monthly income dividends paid to shareholders, and any capital gains realized by the Series, through annual Reinvestment Dividends that will be paid in additional Shares of the Series unless a shareholder elects to receive them in cash. Shareholders who elect to receive such Reinvestment Dividends in cash will not necessarily achieve, and should not expect, investment results similar to those achieved by shareholders who accept such dividends in additional Shares. Shares of the Series are intended as investments for investors who are willing and able to retain their Shares until the Series' Termination Date. The Series is authorized to engage in leverage, which would involve special risks. SEE 'INVESTMENT OBJECTIVES AND POLICIES--LEVERAGE AND BORROWING.'

     The Shares offered hereby were issued and sold by the Series in an initial public offering in July, 1992 and are listed and traded on the American Stock Exchange, Inc. ('Amex') under the symbol 'TGB'. Shares of the Series may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter secondary market sales of Series' Shares by PaineWebber Incorporated in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the Amex at the time of sale. On October 26, 1995, the closing price on the Amex for the Series Shares was $9.50. See 'Trading History.' The Series will not receive any proceeds from the sale of any Shares offered pursuant to this Prospectus.

     Mitchell Hutchins Asset Management Inc. serves as investment adviser and administrator of the Series, and Mitchell Hutchins Institutional Investors Inc. acts as sub-adviser for the Series. The address of the Series is 1285 Avenue of the Americas, New York, New York 10019, and the telephone number of the Series is (212) 713-2000.

     This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                            PAINEWEBBER INCORPORATED
                            ------------------------

                THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

                                SERIES EXPENSES

     The following tables are intended to assist investors in understanding the various direct or indirect costs and expenses associated with investing in the Series.

SHAREHOLDER TRANSACTION EXPENSES
     Sales Load (as a percentage of offering price)(1)................   None
     Dividend Reinvestment and Cash Purchase Plan Fees................   None

ANNUAL EXPENSES(2)
     Investment Advisory and Administration Fees......................   1.00%
     Other Expenses...................................................   0.45%
                                                                        -----

            Total Annual Expenses.....................................   1.45%
                                                                        -----
                                                                        -----

------------------
(1) Prices for Shares traded in the over-the-counter ('OTC') market will reflect ordinary dealer mark-ups.
(2) See 'Management' for additional information. The investment advisory and administration fees payable to Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') are higher than those paid by most funds. All expenses are those that would have been incurred by the Series for the fiscal year ended June 30, 1995 had Mitchell Hutchins not reimbursed the Series for all of its operating expenses and waived all of its advisory and administration fees.

EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Series, assuming a 5% annual return:

           ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
           --------  -----------  ----------  ---------
           $   15    $     46     $     79    $   174

     This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced to reflect the completion of organization expense amortization after five years from the commencement of investment operations). The above tables and the assumptions in this Example of a 5% annual return and reinvestment at net asset value are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Since the Series has a limited term of existence and will terminate in June 1997, investors would not pay direct or indirect expenses for the full extent of the periods indicated.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE SERIES' ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Investors should carefully consider information set forth under the heading 'Special Considerations and Risk Factors.'

The Series......................  Triple A and Government Series-1997, Inc.
                                  ('Series') is a diversified, closed-end
                                  management investment company. See 'The
                                  Series.'
The Offering....................  Shares of the Series' common stock ('Shares')
                                  may be offered pursuant to this Prospectus
                                  from time to time in order to effect
                                  over-the-counter ('OTC') secondary market
                                  sales by PaineWebber Incorporated
                                  ('PaineWebber') in its capacity as a dealer
                                  and secondary market-maker at negotiated
                                  prices related to prevailing market prices on
                                  the American Stock Exchange, Inc. ('Amex') at
                                  the time of sale. The Shares are listed and
                                  traded on the Amex under the symbol 'TGB.'
                                  The Series will not receive any proceeds from
                                  the sale of any Shares offered pursuant to
                                  this Prospectus. Proceeds received by
                                  PaineWebber as a result of its secondary
                                  market sales of the Shares will be utilized by
                                  PaineWebber in connection with its secondary
                                  market operations and for general corporate
                                  purposes. See 'The Offering,' 'Use of
                                  Proceeds' and 'Trading History.'
Termination Date; Termination
  Distribution..................  The Termination Date for the Series will be
                                  June 29, 1997. The Series intends to make a
                                  final distribution to shareholders
                                  ('Termination Distribution') in an amount
                                  equal to the net liquidation proceeds of the
                                  Series' assets on or about the Series'
                                  Termination Date. See 'The Series' and

                                  'Dividends and Other Distributions; Reverse
                                  Splits.'
Investment Objective
  and Policies..................  The investment objective of the Series is to manage a portfolio of U.S. government
                                  securities and AAA-rated and comparable debt
                                  obligations in order to return to Reinvesting
                                  Shareholders (as defined below), on the
                                  Series' Termination Date, $10.00 for each
                                  Share that such Reinvesting Shareholders held
                                  on June 24, 1993 ('Targeted Shares'), while
                                  providing high monthly income in comparison to
                                  bank certificates of deposit ('CDs') having
                                  maturities no longer than the term of the
                                  Series and in comparison to money market
                                  funds. No assurance can be given that the
                                  Series will be able to achieve its investment
                                  objective. Shares of the Series are not
                                  insured or guaranteed by the U.S. government
                                  or any other entity.
                                  Shares are intended as investments for
                                  investors who are willing and able to retain
                                  their Shares until the Series' Termination
                                  Date. Series Shares are not CDs. Unlike CDs,
                                  Shares are not insured by an agency of the
                                  U.S. government, and unlike money market
                                  funds, the net asset value of Series Shares
                                  will fluctuate. Unlike CDs, there is no
                                  assurance that the Series will achieve its
                                  investment objective, including the return of
                                  $10.00 per Targeted Share on or about its
                                  Termination Date, or that the Series will be
                                  able to pay its Target Return to Reinvesting

                                  Shareholders. Unlike investors in most CDs, Series shareholders who receive Reinvestment
                                  Dividends in additional Series Shares in any year will have taxable income from their investments in the Series that generally will exceed the cash that they receive from the Series in that year. If the Series achieves its investment objective, a portion of the $10.00 per Share received by Reinvesting
                                  Shareholders will represent amounts that previously were paid as dividends and capital gain distributions and that were reinvested in additional Shares rather than a return of originally invested capital. See 'Taxation.'

                                  As used herein, a Reinvesting Shareholder is an investor who: (1) reinvests all Reinvestment Dividends on Targeted Shares in additional Series Shares; and (2) retains all such Shares until the Series' Termination
                                  Date. Because the investment objective of the Series is directed toward achieving the Target
                                  Return for Reinvesting Shareholders, other investors will not necessarily achieve, and should not expect, similar investment results.
                                  During 1994, the Series' Target Return was lowered to 5.0% (calculated as a per annum rate of return on $10.00 per Share) from 6.5%.
                                  This reduction reflected the judgment of the board of directors (the 'Board' or 'Board of Directors') of the Series that a lower rate for the Series' regular monthly cash dividends
                                  ('Cash Dividends') was consistent with the Series' goal of returning $10.00 per Share to Reinvesting Shareholders on the Series'
                                  Termination Date. However, there can be no assurance that the income being generated by the portfolio or the present Target Return will be maintained, and the Board may determine that a further reduction of the Series' Target Return is necessary or appropriate.
                                  The Series intends to distribute any net investment income in excess of its Target
                                  Return, and any realized capital gains by the Series, through annual dividends
                                  ('Reinvestment Dividends') that will be paid in additional Shares of the Series unless a shareholder elects to receive them in cash. If the Series achieves its investment objective and if, as currently anticipated, Reverse
                                  Splits (as hereafter defined) are declared in connection with the Series' Reinvestment
                                  Dividends, the Series would return $10.00 per Share to all shareholders for all Shares that they hold as of the Series' Termination Date.
                                  However, non-Reinvesting Shareholders would hold a smaller number of Shares on the Termination Date than they originally purchased.
                                  The Series normally invests its assets
                                  exclusively in: U.S. government securities, which include U.S. Treasury obligations and mortgage-backed and other securities issued or guaranteed by U.S. government agencies or instrumentalities; U.S. dollar-denominated debt obligations issued by U.S. or foreign private issuers or by supra-national entities
                                  (such as the World Bank) that at the time of

                                  purchase are rated at least AAA by Standard &
                                  Poor's ('S&P') or Aaa by Moody's Investors
                                  Service, Inc. ('Moody's') or, if not rated by S&P or Moody's, are determined by the

                                  Series' sub-adviser, Mitchell Hutchins
                                  Institutional Investors Inc. ('MHII'), to be
                                  of comparable quality; repurchase agreements
                                  with respect to securities in which the Series
                                  may invest; and instruments used in certain
                                  hedging and related income strategies. When
                                  unusual circumstances warrant and shortly
                                  prior to its Termination Date, the Series may
                                  hold up to all of its assets in cash and
                                  high-quality money market instruments.
                                  As a matter of fundamental policy, the Series
                                  normally concentrates at least 25% of its
                                  total assets in mortgage-backed and
                                  asset-backed securities issued or guaranteed
                                  by private issuers or by agencies or
                                  instrumentalities of the U.S. government. See
                                  'Investment Objective and Policies,' 'Special
                                  Considerations and Risk Factors,' 'Dividends
                                  and Other Distributions; Reverse Splits' and
                                  'Taxation.'
Investment Adviser and
  Sub-Adviser...................  Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned
                                  subsidiary of Paine Webber Group Inc., a
                                  publicly held financial services holding
                                  company. As investment adviser and
                                  administrator for the Series, Mitchell
                                  Hutchins supervises all matters relating to
                                  the operation of the Series, including the
                                  management of the Series' portfolio by the
                                  Series' sub-adviser. MHII is a wholly owned
                                  subsidiary of Mitchell Hutchins. As the
                                  sub-adviser for the Series, MHII makes
                                  investment decisions and places orders to buy,
                                  sell or hold particular securities. See
                                  'Management of the Series.'
Dividends and Other
  Distributions; Reverse
  Splits........................  The Series normally pays monthly Cash
                                  Dividends from its net investment income and
                                  distributes any net investment income in
                                  excess of its Target Return and any realized
                                  capital gains through annual Reinvestment

                                  Dividends that are paid in additional Shares of the Series unless a shareholder elects to receive them in cash. Shareholders that elect to receive Reinvestment Dividends in cash will not be Reinvesting Shareholders. Because the investment objective of the Series is directed toward achieving the Target Return for, and returning $10.00 per Targeted Share to, Reinvesting Shareholders, the Series' management strongly recommends that all investors receive Reinvestment Dividends in additional Shares. Non-Reinvesting
                                  Shareholders may not achieve, and should not expect, the same investment results as Reinvesting Shareholders.
                                  Cash Dividends are declared monthly and paid on or about the last business day of each month. Reinvestment Dividends, if any, are declared annually in December of each year and are paid shortly thereafter. The Series will declare and make its Termination Distribution on or about its Termination Date.
                                  Due to tax considerations, the monthly Cash
                                  Dividend otherwise payable in January for the Series normally is paid in two installments, each of which is in the amount of approximately one-half of one month's dividend at a rate equal to the Series' Target Return.
                                  The first

                                  installment is paid at the end of December, with a record date in mid-December. The second installment is paid on the usual schedule of the regular January dividend. Persons who become shareholders of record after the mid-December record date, but before the record date of the January dividend, receive the reduced January dividend, but do not receive the first installment.
                                  The Board currently intends to declare, at the time of the declaration of any Reinvestment
                                  Dividend, a reverse split of the Series'
                                  Shares that will cause the number of Shares held by Reinvesting Shareholders to remain the same as before the Reinvestment Dividend, while reducing the number of Shares held by shareholders who receive such dividends in cash ('Reverse Split'). For example, if the

                                  Series declares a Reinvestment Dividend of
                                  $0.10 per Share, and if at the time that such
                                  dividend is paid the Series has a net asset
                                  value of $10.00 per Share, a Reinvesting
                                  Shareholder holding one Share of the Series
                                  would receive .01 additional Shares. At the
                                  same time, a 1.01-for-1 Reverse Split would be
                                  declared, with the result that the Reinvesting
                                  Shareholder's holdings would be consolidated
                                  back into one Share. The new Share held by
                                  that Reinvesting Shareholder would have the
                                  same net asset value as the Share held
                                  immediately prior to the payment of the
                                  Reinvestment Dividend. In the case of a
                                  shareholder holding one Share of the Series
                                  who elects to receive the same Reinvestment
                                  Dividend in cash, the number of Shares held by
                                  the shareholder would not increase by reason
                                  of the Reinvestment Dividend and would be
                                  reduced by the Reverse Split to approximately
                                  0.99 Shares. The aggregate net asset value of
                                  the Shares held by such a non-Reinvesting
                                  Shareholder would have been reduced by an
                                  amount equal to the cash amount paid to such
                                  non-Reinvesting Shareholder as a Reinvestment
                                  Dividend.
                                  A Reverse Split of the Series' Shares normally
                                  will result in non-Reinvesting Shareholders
                                  holding odd-lots and fractional Shares of the
                                  Series. Since it is not anticipated that there
                                  will be any secondary market for fractional
                                  Shares, such non-Reinvesting Shareholders'
                                  investments in the Series would become
                                  illiquid to the extent fractional Shares are
                                  held. See 'Dividends and Other Distributions;
                                  Reverse Splits' and 'Taxation.'
Special Considerations and Risk
  Factors.......................  The principal means by which the Series seeks to achieve its investment objective is the
                                  management of the composition and duration of
                                  its investment portfolio. The duration of a
                                  fixed income security is the weighted average
                                  term to maturity of the present value of the
                                  cash flows (including payments of interest and
                                  repayments of principal) of that security.
                                  MHII believes that, by managing the duration
                                  of the Series' portfolio, it can balance
                                  changes in interest rates against changes in
                                  the net asset value of the Series in order to
                                  attempt to manage the interest rate
                                  sensitivity of the portfolio and attempt to
                                  achieve the Series' Target Return.

                                  MHII attempts to obtain for the Series the best total return on investments meeting the Series' investment criteria while maintaining a duration of the Series' portfolio that corresponds to, or is shorter than, the period remaining until the Series' Termination Date, adjusted for the cash distributions expected to be made to shareholders and the payments on any borrowings by the Series. Accordingly, MHII generally will not acquire longer term securities that might pay higher rates of return to the Series or attempt to realize capital gains that might be available to the Series due to changes in market interest rates if doing so would adversely affect the duration of the Series. While this duration management strategy might result in the Series forgoing higher yields or capital gains that might become available, MHII believes that such duration management will enable it to minimize the exposure of the Series' portfolio from interest rate risk and thereby help to achieve the Series' investment objective.
                                  If market interest rates increase during the life of the Series, a portion of the Series' total return is likely to be realized in the form of net investment income that is in excess of the Series' Target Return. MHII anticipates that excess net investment income resulting from such market rate increases generally will be accompanied by a reduction in the net asset value of the Series' investment portfolio. If the Series was not able to retain and reinvest such excess investment income, the amount available for the Termination Distribution would be likely to be less than $10.00 per Targeted Share.
                                  Similarly, if interest rates decrease during the life of the Series, a portion of the Series' total return is likely to be realized in the form of capital gains, while the yield available on newly acquired investment securities generally will be lower. If the Series was not able to retain and reinvest such capital gains, the aggregate amount of net investment income available for cash dividends would be likely to be less than its Target Return, and the amount available for the Series' Termination Distribution would be likely to be less than $10.00 per Targeted
                                  Share. To the extent that the duration of the Series' portfolio is shorter than the period remaining until its Termination Date, the Series' investment income could be reduced without the Series realizing corresponding capital gains. No assurance can be given that the Series will achieve its investment objective.
                                  To date, the net investment income of the Series has not been sufficient to pay monthly dividends at either its original or its lower, revised Target Return rate and still cover all operating expenses, including the investment advisory and administration fees payable to Mitchell Hutchins. The Series' current net asset value is less than $10.00 per Targeted
                                  Share, and there is no assurance that
                                  portfolio gains or undistributed income for the Series will be sufficient to recoup that differential. Mitchell Hutchins intends to continue to waive all or a portion of its fees and/or reimburse the Series' operating expenses to the extent necessary to assist the Series to make a Termination Distribution of $10.00 per Targeted Share, although it is under no obligation to do so. Under current conditions, it is anticipated that the Series would not be able to make a Termination
                                  Distribution of $10.00 per Targeted Share unless Mitchell Hutchins makes a cash payment to the Series. Mitchell Hutchins has made payments to the Series for this purpose in 1995, and it will consider making one or more additional payments prior to the Termination
                                  Date. The Reverse Split that is expected to be declared with respect to the Series' Shares following any Reinvestment Dividend will result in Reinvesting Shareholders continuing to hold the same number of Shares as they held immediately before such Reinvestment Dividend.
                                  This is intended to enable Reinvesting
                                  Shareholders to continue to receive Cash
                                  Dividends equal to the Target Return and to receive a Termination Distribution of $10.00 per Targeted Share. For shareholders who choose to receive Reinvestment Dividends in cash, however, each Reverse Split will result in their holding a reduced number of Shares.
                                  Therefore, while such shareholders will
                                  receive the same per Share Cash Dividends and per Share Termination Distribution as
                                  Reinvesting Shareholders, the aggregate amount of Cash Dividends received by non-Reinvesting
                                  Shareholders is expected to be less than the Target Return on the number of Shares they originally purchased, and the aggregate
                                  Termination Distribution received by such shareholders is expected to be less than $10.00 for each such Share.
                                  The value of the securities held by the
                                  Series, and thus the net asset value of the Series' Shares, generally fluctuates with changes in prevailing interest rates and perceived creditworthiness of the issuers of such securities. The extent of such fluctuation also depends on various other factors, such as the average maturity of the Series' investments and the extent to which the Series hedges its interest rate risks. The
                                  Series intends to manage the duration of its portfolio to correspond with the period remaining until its Termination Date, adjusted for the cash distributions expected to be made to shareholders and the payments on any borrowings by the Series. Consequently, the extent of the fluctuations in the net asset value of the Series' Shares due to changes in prevailing interest rates can be expected to diminish as the period until the Series'
                                  Termination Date becomes shorter.
                                  Although the Series has no present intention to do so, it is authorized to borrow up to an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed).
                                  Any such borrowings would create leverage, a speculative factor. The Shares may involve a high degree of risk because the Series may leverage more than 10% of its total assets.
                                  Certain of the investments and techniques that the Series may employ would expose it to certain unique risks. These investments and techniques include purchasing and selling illiquid securities, zero coupon securities, mortgage-backed and asset-backed securities and when-issued securities, entering into repurchase agreements, lending portfolio securities and participating in the
                                  options and futures markets and in interest
                                  rate swaps, caps, collars and floors.
                                  Shares of closed-end investment companies are
                                  not redeemable and frequently trade at a
                                  discount to net asset value. Accordingly,
                                  there is a risk that, for example, a
                                  shareholder of the Series who sells Shares at
                                  a time when the Shares are trading at a
                                  discount to net asset value could incur a loss
                                  of capital even if the net asset value of the
                                  Series has not declined since the shareholder
                                  purchased his Shares. This market risk is
                                  separate and distinct from the risk that the
                                  Series' net asset value will decrease.
                                  Investors should recognize that the Series is
                                  designed primarily for Reinvesting
                                  Shareholders and not as a trading vehicle.
                                  Fractional shares are not traded on the Amex,
                                  and PaineWebber does not intend to make a
                                  market in fractional Shares of the Series. It
                                  is not anticipated that a market for such
                                  fractional Shares will develop. Therefore,
                                  fractional Shares that may be held by
                                  shareholders who elect to receive Reinvestment
                                  Dividends in cash should be considered
                                  illiquid.
                                  The Articles of Incorporation for the Series
                                  contain provisions that have the effect of
                                  limiting (1) the ability of other entities or
                                  persons to acquire or control the Series, (2)
                                  the Series' freedom to engage in certain
                                  transactions and (3) the ability of the
                                  Series' directors or shareholders to amend the
                                  Articles of Incorporation. These provisions of
                                  the Articles of Incorporation may be regarded
                                  as 'anti-takeover' provisions.
                                  For further information regarding special
                                  considerations and risks relating to the
                                  Series, see 'Investment Objective and
                                  Policies,' 'Special Considerations and Risk
                                  Factors,' 'Management of the Series,'
                                  'Taxation,' 'Description of the Shares Certain
                                  Anti-Takeover Provisions of the Articles of
                                  Incorporation' and Appendix A.
Investment Advisory and
  Administration Fee............  The Series is obligated to pay Mitchell
                                  Hutchins, as investment adviser and
                                  administrator, a fee, computed weekly and
                                  payable monthly, in an amount equal to the
                                  annual rate of 1.00% of the Series' average

                                  weekly net assets. Such administration and
                                  advisory fee rates are higher than those paid
                                  by most other investment companies. Mitchell
                                  Hutchins (not the Series) is obligated to pay
                                  MHII a fee, computed weekly and payable
                                  monthly, in an amount equal to the annual rate
                                  of up to a maximum of 0.325% of the Series'
                                  average weekly net assets. See 'Management of
                                  the Series.'
Custodian, Transfer Agent,
  Dividend Disbursing Agent and
  Registrar.....................  State Street Bank and Trust Company serves as custodian of the Series' assets. PNC Bank,
                                  National Association serves as transfer and
                                  dividend disbursing agent and registrar of the
                                  Series. See 'Custodian, Transfer and Dividend
                                  Disbursing Agent and Registrar.'

                              FINANCIAL HIGHLIGHTS

     The table below provides selected per share data and ratios for one Share of the Series for the periods shown. This information is supplemented by the financial statements for such periods, and the accompanying notes, appearing in this Prospectus. See 'Financial Statements.' The financial statements and notes, as well as the information in the table appearing below, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is also included in this Prospectus.

                                                                                   FOR THE FISCAL YEARS
                                                                                      ENDED JUNE 30,
                                                                             --------------------------------
                                                                               1995        1994        1993
                                                                             ---------   ---------   --------
Net asset value, beginning of period.......................................  $    9.44   $   10.31   $  10.35
                                                                             ---------   ---------   --------
Net investment income......................................................       0.72        0.60       0.62
Net realized and unrealized gains (losses) from investment and futures
  transactions.............................................................       0.03       (0.81)      0.09
                                                                             ---------   ---------   --------
Net increase (decrease) in net asset value from operations.................       0.75       (0.21)      0.71
                                                                             ---------   ---------   --------
Less dividends and distributions:
Dividends from net investment income.......................................      (0.62)      (0.62)     (0.59)
Distributions from net realized gains......................................         --          --      (0.16)
In excess of net investment income.........................................         --       (0.04)        --
                                                                             ---------   ---------   --------
Total dividends and distributions..........................................      (0.62)      (0.66)     (0.75)

                                                                             ---------   ---------   --------
Payment from adviser.......................................................       0.06          --         --
                                                                             ---------   ---------   --------
Net asset value, end of period.............................................  $    9.63   $    9.44   $  10.31
                                                                             ---------   ---------   --------
                                                                             ---------   ---------   --------
Per share market value, end of period......................................  $    9.25   $    9.25   $  10.25
                                                                             ---------   ---------   --------
                                                                             ---------   ---------   --------
Total investment return(1).................................................       7.24%      (3.38)%     8.37%
                                                                             ---------   ---------   --------
                                                                             ---------   ---------   --------
Ratios and supplemental data:
Net assets, end of period (000's omitted)..................................  $  40,866   $  39,556   $ 42,907
Ratio of expenses to average net assets(2).................................       0.00%       0.00%      1.49%
Ratio of net investment income to average net assets(2)....................       7.76%       6.15%      6.22%
Portfolio turnover rate....................................................     223.49%     298.05%     93.23%

------------------

Note: Per share information for the periods above including total investment return, reflects the impact of the reverse stock splits and the stock split. The reverse stock splits on December 27, 1994, December 28, 1993 and December 30, 1992 had the effect of increasing the net asset value per share on July 1, 1992 by $0.12, $0.08 and $0.15, respectively.
(1) Total investment return is calculated assuming a purchase of one share of common stock at market value on the first day of each period reported, reinvestment of all dividends and capital gain distributions, and a sale at market value on the last day of each period reported. Although the Series does not offer dividend reinvestment for monthly dividends, total investment return is calculated by assuming reinvestment of all dividends and capital gain distributions in accordance with regulatory requirements. Total investment return does not reflect brokerage commissions.
(2) During each of the periods presented, Mitchell Hutchins reimbursed the Series for all or a portion of its operating expenses and waived all or a portion of its advisory and administration fees. If such waivers and reimbursements had not been made, the ratios of expenses to average net assets and net investment income to average net assets would have been 1.45% and 6.31%, 1.46% and 4.69% and 1.50% and 6.21%, respectively, for the years ended June 30, 1995, 1994 and 1993.

                                   THE SERIES

     The Series is a diversified, closed-end management investment company and has registered as such under the Investment Company Act of 1940 ('1940 Act'). The Series was incorporated under the laws of the State of Maryland on May 1, 1992. In July 1992, the Series completed an initial public offering of 42,357 Shares. The Series effected a 100-for-1 stock split on June 24, 1993. The Series has a limited term of existence and will cease to exist (except for the purpose of winding up its affairs), automatically and without the need for any action by its shareholders, on its Termination Date, June 29, 1997. The principal office of the Series is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                              INVESTMENT ADVISERS

     Mitchell Hutchins is investment adviser and administrator for the Series. Its principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of July 31, 1995, total assets under Mitchell Hutchins's management exceeded $44.7 billion. As of that date, Mitchell Hutchins served as investment adviser or sub-adviser to 41 registered investment companies with 87 investment portfolios having aggregate assets of over $28.9 billion.

     MHII is a wholly owned subsidiary of Mitchell Hutchins. The principal business address of MHII is 1285 Avenue of the Americas, New York, New York 10019. As the sub-adviser for the Series, MHII makes investment decisions and places orders to buy, sell or hold particular securities for the Series. MHII provides investment management services to institutional and corporate clients. As of July 31, 1995, total assets under MHII's management were approximately $10.3 billion. See 'Management of the Series.'

                                  THE OFFERING

     The Series' Shares may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the Amex at the time of sale. PaineWebber intends (but is not obligated) to continue to make such a secondary market. The Shares are listed and traded on the Amex under the symbol 'TGB.' PaineWebber's principal business address is 1285 Avenue of the Americas, New York, New York 10019.

     PaineWebber does not intend to make a market in fractional Shares of the Series, and fractional shares cannot be traded on the Amex. It is not anticipated that a market for such fractional Shares will develop. Therefore, fractional Shares that may be held by shareholders who elect to receive Reinvestment Dividends in cash should be considered illiquid.

                                USE OF PROCEEDS

     The Series will not receive any proceeds from the sale of any Shares offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its secondary market sales of the Shares will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.

                                TRADING HISTORY


     The Shares are listed and traded on the Amex under the symbol 'TGB,' and PaineWebber makes an OTC secondary market in whole Shares of the Series. The following table sets forth for the Shares of the Series, for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per Share high and low sales prices as reported by Amex; (b) the per Share net asset values, based on the Series' computation as of 4:00 p.m. on the second to last business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. THE RANGE OF NET ASSET VALUES AND OF PREMIUMS AND DISCOUNTS FOR THE SHARES DURING THE PERIODS SHOWN MAY BE BROADER THAN IS SHOWN IN THIS TABLE. On October 26, 1995, the closing price per Share on the Amex was $9.50; the net asset value per Share was $9.70; and the discount or premium to net asset value per Share was (2.1)%.

                                                            (DISCOUNT) OR
                               SALES         NET ASSET     PREMIUM TO NET
                             PRICES(1)       VALUES(1)       ASSET VALUE
                           --------------  --------------  ---------------
PERIOD ENDED                HIGH    LOW     HIGH    LOW     HIGH     LOW
-------------------------  ------  ------  ------  ------  ------  -------
 9/30/93.................  $10.38  $10.13  $10.06  $ 9.99    3.18%    1.40%
12/31/93.................   10.50    9.88    9.78    9.77    7.36     1.13
 3/31/94.................   10.25    8.88    9.84    9.80    4.17    (9.39)
 6/30/94.................    9.50    8.88    9.38    9.45    1.26    (6.03)
 9/30/94.................    9.25    8.75    9.34    9.29   (0.96)   (5.81)
12/31/94.................    9.00    8.50    9.29    9.22   (3.12)   (7.81)
 3/31/95.................    9.13    8.25    9.41    9.20   (3.03)  (10.33)
 6/30/95.................    9.38    8.75    9.59    9.54   (2.24)   (8.28)
 9/30/95.................    9.63    9.25    9.55    9.79    0.84    (5.52)

------------------
(1) Per Share information reflects the impact of Reverse Splits on December 30, 1992, December 28, 1993 and December 27, 1994 and the 100-for-1 stock split on June 24, 1993.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Series is to manage a portfolio of U.S. government securities and AAA-rated and comparable debt obligations in order to return to Reinvesting Shareholders, on the Series' Termination Date, $10.00 for each Targeted Share, while providing high monthly income in comparison to CDs having maturities no longer than the term of the Series and in comparison to money market funds. No assurance can be given that the Series will be able to achieve its investment objective. Shares of the Series are not insured or guaranteed by the U.S. government or any other entity.

     During 1994, the Series' Target Return was lowered to 5.0% (calculated as a per annum rate of return on $10.00 per Share) from 6.5%. This reduction reflected the judgment of the Board of the Series that a lower rate for the

Series' regular monthly cash dividends ('Cash Dividends') was consistent with the Series' goal of returning $10.00 per Share to Reinvesting Shareholders on the Series' Termination Date. However, there can be no assurance that the income being generated by the portfolio or the present Target Return will be maintained, and the Board may determine that a futher reduction of the Series' Target Return is necessary or appropriate.

     The Series intends to distribute any net investment income in excess of its Target Return and any capital gains--including both net short-term capital gain (the excess of short-term capital gains over short-term capital losses) and net capital gain (the excess of net long-term gain over net short-term capital loss)--realized by the Series through annual Reinvestment Dividends that will be paid in additional Shares of the Series unless a shareholder elects to receive them in cash. As used herein, a Reinvesting Shareholder in the Series is an investor who: (1) reinvests all Reinvestment Dividends on Targeted Shares in additional Series Shares; and (2) retains all such Shares until the Series' Termination Date. Because the investment objective of the Series is directed toward achieving the Target Return for Reinvesting Shareholders, other investors will not necessarily achieve, and should not expect, similar investment results. If the Series achieves its investment objective and if, as currently anticipated, Reverse Splits are declared in connection with the Series' Reinvestment Dividends, the Series would return $10.00 per Share to all shareholders for all Shares that they hold as of the Series' Termination Date. However, non-Reinvesting Shareholders would hold a smaller number of shares on the Termination Date than they originally purchased.

     The Series normally invests its assets exclusively in: U.S. government securities, which include U.S. Treasury obligations and mortgage-backed and other securities issued or guaranteed by U.S. government agencies or instrumentalities; U.S. dollar-denominated debt obligations issued by U.S. or foreign private issuers or by supra-national entities (such as the World Bank) that at the time of purchase are rated at least AAA by S&P or Aaa by Moody's or, if not rated by S&P or Moody's, are determined by MHII to be of comparable quality; in repurchase agreements with respect to securities in which the Series may invest; and instruments used in certain hedging and related income strategies. S&P and Moody's are private services that provide ratings of the credit quality of debt obligations. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Series, an issue of debt obligations may cease to be rated or its rating may be reduced to below AAA or Aaa. MHII will consider such an event in determining whether the Series should continue to hold the obligation. See Appendix B for further information regarding S&P and Moody's ratings.

     As a matter of fundamental policy, the Series normally concentrates at least 25% of its total assets in mortgage-backed and asset-backed securities issued or guaranteed by private issuers or by agencies or instrumentalities of the U.S. government. Investments in such securities involve special risks. See 'Special Considerations and Risk Factors--Special Characteristics of

Mortgage-Backed and Asset-Backed Securities.' The Series' policy of so concentrating its investments in mortgage- and asset-backed securities has the effect of increasing the Series' exposure to those risks and might cause the value of its portfolio securities to fluctuate more than otherwise would be the case. This concentration policy may not be changed without the approval of the Series' shareholders.

     The value of the securities held by the Series, and thus the net asset value of the Series' Shares, generally varies with changes in prevailing interest rates and perceived creditworthiness of the issuers of such securities. Thus, if interest rates have increased from the time a debt security was purchased by the Series, such security, if sold, normally would be sold at a price less than its cost. Conversely, if interest rates have declined from the time that a security was purchased, such security, if sold, normally would be sold at a price greater than its cost. The extent of the variations in the net asset value of the Series also depends on various other factors, such as the average maturity of the Series' investments and the extent to which the Series hedges its interest rate risks. While the Series may invest in securities that have stated maturities ranging from overnight to 40 years, MHII intends to manage the duration of the Series' portfolio to correspond with, or be shorter than, the period remaining until the Series' Termination Date, adjusted for the cash distributions expected to be made to shareholders and the payments on any borrowings by the Series. Consequently, the extent of the fluctuations in the net asset value of the Series' Shares due to changes in prevailing interest rates can be expected to diminish as the period until the Series' Termination Date becomes shorter.

     The Series is designed for investors who seek to recover their investments at the end of a specified term while receiving a higher yield than may be available on CDs having maturities no longer than the term of the Series or on money market funds. In connection with the distribution of, or any secondary market for, Series Shares, the Series or PaineWebber may refer to averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. Shares are intended as investments for investors who are willing and able to retain their Shares until the Series' Termination Date and not as a short-term investment. Series Shares are not CDs. Unlike CDs, which are insured by the Federal Deposit Insurance Corporation for up to $100,000 per depositor per institution, Series Shares are not insured by an agency of the U.S. government, and unlike money market funds, the net asset value of Series Shares will fluctuate. Unlike CDs, there is no assurance that the Series will achieve its investment objective, including the return of $10.00 per Targeted Share on or about the Termination Date, or that the Series will be able to pay the Target Return to Reinvesting Shareholders.

     As described elsewhere in this Prospectus, the Shares are traded on the Amex. See 'The Offering.' Shares of money market funds are redeemable at any time at the fund's $1.00 net asset value per share, while CDs are typically subject to substantial penalties for early withdrawals. The Series pays monthly cash dividends, as do most money market funds. Most CDs pay interest income at annual, semi-annual or quarterly intervals.

     Unlike investors in most CDs, Series shareholders who receive Reinvestment

Dividends in additional Series Shares in any year will have taxable income from their investments in the Series that generally will exceed the cash that they receive from the Series in that year. If the Series achieves its investment objective, a portion of the $10.00 per Share received by Reinvesting Shareholders will represent amounts that previously were paid as dividends and capital gain distributions and that were reinvested in additional Shares rather than a return of originally invested capital. Consequently, at the time of the Series' Termination Distribution, the Series shareholders may have a tax basis for their Series Shares that is higher than the cash amount of their Termination Distribution, in which event they generally would be treated for federal income tax purposes as having realized a long-term capital loss. See 'Special Considerations and Risk Factors,' 'Dividends and Other Distributions; Reverse Splits,' 'Distribution of Shares, Secondary Market and Fractional Share Repurchases' and 'Taxation.'

     U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Series is authorized to invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association, the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as government sponsored mortgage-backed securities). U.S. government agency and instrumentality securities (including those related to mortgage or other asset pools) that are not explicitly supported by the full faith and credit of the United States are generally perceived in the securities market as being implicitly supported by such full faith and credit. As a consequence, these securities generally bear only slightly higher market yields than do securities that have explicit full faith and credit support. Market prices for securities of agencies and instrumentalities that do not have explicit full faith and credit support often differ based upon supply and demand, specific security characteristics and other market factors, but such price differentials generally are not attributable to perceived differences in the credit risk of such agencies or instrumentalities. Similarly, the identity of the government-related issuer or guarantor generally does not result in material differences in the liquidity of such securities.

     The Series also may invest up to 10% of its assets in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons, including Certificates of Accrual Treasury Securities ('CATS') and Treasury Income Growth Receipts ('TIGRs'). The staff of the SEC currently takes the position that 'stripped' U.S. government securities that are not issued through the U.S. Treasury STRIPs program are not U.S. government securities.

     MORTGAGE-BACKED SECURITIES. The U.S. government and privately issued securities in which the Series is authorized to invest include mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include collateralized mortgage obligations ('CMOs') and may be: (1) issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association ('GNMA'), the Federal National Mortgage Association ('FNMA') or the Federal Home Loan Mortgage Corporation ('FHLMC'); (2) issued by private issuers (generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of the foregoing (collectively, 'Private Mortgage Lenders')) but collateralized by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities; or (3) issued by Private Mortgage Lenders without any government guarantee of the underlying mortgage assets, but usually with some form of private credit enhancement.

     Collateralized Mortgage Obligations. CMOs are debt obligations that are collateralized either by mortgage loans or mortgage-pass through securities (such collateral collectively being called 'Mortgage Assets'). Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal and interest on the Mortgage Assets (and, in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any 'principal-only' class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. Sequential pay CMOs are structured so that payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Classes ('PAC Bonds') are a form of parallel pay CMO which, as indicated above, generally require payments of a specified amount of principal on each payment date, together with interest due.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ('SMBSs') are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of Mortgage Assets. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by Private Mortgage Lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or 'IO' class), while the other class will receive all of the principal (the principal-only or 'PO' class). The yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. If the underlying Mortgage Assets of an IO class of an SMBS experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category.

     Although SMBSs are purchased and sold by institutional investors through several investment bankers acting as brokers or dealers, trading markets for SMBSs are somewhat illiquid. Even when prices are available, such prices may not reflect all known facts concerning such instruments. In addition, SMBSs will experience greater volatility than mortgage-related securities in general.

     GNMA Certificates. GNMA Certificates represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the United States. Each mortgagor's monthly payments to his lending institution on his residential mortgage are 'passed through' to certificateholders such as the Series. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools. GNMA also issues CMOs.

     FNMA Securities. FNMA maintains a national secondary market in residential mortgage loans insured by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as 'conventional mortgage loans' or 'conventional loans'). FNMA issues guaranteed mortgage pass-through certificates ('FNMA certificates'), which resemble GNMA certificates in that each FNMA certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA certificates. The FNMA guarantee is not backed by the full faith and credit of the United States. FNMA also issues CMOs.

     FHLMC Securities. FHLMC also maintains a national secondary market for U.S. government-insured and conventional residential mortgage loans. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ('PCs') and guaranteed mortgage certificates ('GMCs'). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The FHLMC guarantee is not backed by the full faith and credit of the United States. FHLMC also issues CMOs.

     ASSET-BACKED SECURITIES. The Series may also invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but relate to assets that are not mortgage loans or interests in mortgage loans.

     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities or other securities in which the Series may invest. Primarily, these securities do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured, and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

     ZERO COUPON SECURITIES. The Series may invest up to 10% of its assets in 'zero coupon' U.S. Treasury and privately issued U.S. and foreign debt securities, which are bills, notes and bonds (including PO classes of SMBSs or of asset-backed securities) that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. While zero coupon securities will not contribute to the cash available to the Series for purposes of paying its Target Return, MHII believes that such securities may facilitate the Series' ability to manage the duration of its portfolio and to return $10.00 per Share to investors on its Termination Date. Federal tax law requires that a holder of a zero coupon security include a portion of the discount with which the security was issued in its gross income each year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon securities, see 'Taxation.'

     HEDGING AND RELATED INCOME STRATEGIES. The Series may use options (both exchange-traded and OTC) to attempt to enhance income and also may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and interest rate protection contracts. Hedging strategies may be used in an attempt to manage the Series' average duration and other risks of the Series' investments, which can affect fluctuations in the Series' net asset value. The Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Appendix A contains further information on these strategies.

     The Series may purchase and sell call and put options on bond indices and securities in which the Series is authorized to invest for hedging purposes or to enhance income. The Series also may purchase and sell interest rate futures contracts and options thereon for hedging purposes. In addition, the Series may purchase and sell covered straddles on securities or bond indices or options on futures contracts on securities. The Series may enter into interest rate swaps, caps, collars and floors. The Series will purchase a put or call option, including any straddles or spreads, only if the value of the premium paid by the Series thereon, when aggregated with the premiums on all other options held by the Series, does not exceed 5% of the Series' total assets. Similarly, the Series will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Series' existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the Series' total assets. These limits do not limit the percentage of assets that are at risk under purchased options or under futures contracts to 5% of the Series' assets. The Series will not write any put option or enter into any futures contract if the amount of the Series' obligation under such contract (net of the obligations of its contraparty) when aggregated with the amount of the Series' obligations under all of the outstanding put options that it has written and the amount of the Series' net obligations under all of its outstanding futures contracts exceeds 25% of the Series' total assets. The amount of call options that may be written by the Series is not limited.

     The Series might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Series' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Series to sell a portfolio security at a disadvantageous time, due to the need for the Series to maintain 'cover' or to segregate securities in connection with hedging transactions and the possible inability of the Series to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective and regulatory and federal tax considerations.

     WHEN-ISSUED SECURITIES. The Series may purchase debt obligations on a 'when-issued' basis, that is, for delivery to the Series later than the normal settlement date for such securities, at a stated price and yield. The Series currently anticipates that when-issued securities will not exceed 10% of its total assets. The Series generally would not pay for such securities or start earning interest on them until they are received. However, when the Series undertakes a when-issued purchase obligation, it will immediately assume the risks of ownership, including the risk of price fluctuation. When the Series purchases securities on a when-issued basis, its custodian will set aside in a segregated account, cash or liquid high-grade debt securities with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Series' purchase commitment. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Series purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Series would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.

     The Series normally may invest up to 10% of its total assets in repurchase agreements with respect to securities in which the Series otherwise may invest.

Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Series if the other party to a repurchase agreement becomes bankrupt. The Series intends to enter into repurchase agreements only with banks and dealers in transactions believed by MHII to present minimal credit risks in accordance with guidelines established by the Series' Board of Directors. MHII will review and monitor the creditworthiness of such institutions under the Board's general supervision.

     ILLIQUID SECURITIES. The Series may invest up to 15% of its total assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Series has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities and commercial paper that MHII has determined are liquid pursuant to guidelines established by the Series' Board of Directors. IO and PO classes of mortgage-backed securities supported by fixed-rate mortgages and issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if MHII has determined that they are liquid pursuant to guidelines established by the Series' Board of Directors. The assets used as cover for OTC options written by the Series will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Series may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act'). Where registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ('NASD'). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Series, however, could affect adversely the marketability of such portfolio securities and the Series might be unable to dispose of such securities promptly or at reasonable prices.

     The Series' Board of Directors has delegated the function of making day-to-day determinations of liquidity to MHII, pursuant to guidelines approved by the Board. MHII takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Series' portfolio and reports periodically on such decisions for the Series to the Board of Directors. The Series will not invest more than 15% of its total assets in restricted securities other than Rule 144A securities and commercial paper that MHII has determined are liquid pursuant to these guidelines.

     LENDING OF PORTFOLIO SECURITIES. Although the Series has no current intention to do so, the Series is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that MHII deems qualified, but only when the borrower maintains with the Series' custodian collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, MHII will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Series will retain authority to terminate any loans at any time. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Series will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Series will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered by MHII to be in the Series' interest.

     LEVERAGE AND BORROWING. Although the Series has no present intention to do so, the Series is authorized to borrow up to an amount equal to approximately
33 1/3% of its total assets (including the amount borrowed). Any such borrowings would create leverage, a speculative factor. If the income earned by the Series on the assets obtained through leverage exceeds the interest and other expenses paid thereon, the Series' net income will be greater than if the leverage had not occurred. Conversely, if the income on such assets is insufficient to cover the costs of the leverage, the Series' net income will be less. The Shares may involve a high degree of risk because the Series may leverage more than 10% of its total assets. The Series will not enter into leverage transactions unless Mitchell Hutchins and MHII believe that the income earned on the additional investments acquired with the borrowed funds is likely to exceed the cost of the leverage and, therefore, would increase the income earned by the Series.

     The Series may not declare any dividend (except a dividend payable in the Series' capital stock) or any other distribution on its Shares, and may not purchase any Shares, unless at the time of such declaration or purchase, the amount of the Series' outstanding borrowings does not exceed 33 1/3% of the Series' total assets (computed as specified in the 1940 Act) after deducting the amount of such dividend, distribution or purchase. Therefore, the Series would be prohibited from paying any Cash Dividend or Reinvestment Dividend if such payment would result in the Series failing to comply with such 33 1/3% requirement.

     The Series may enter into reverse repurchase agreements with the same parties with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Series enters into a reverse repurchase agreement or a 'dollar roll' (as described below), it establishes and will maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Series invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Series might be unable to deliver them when the Series seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The Series also may enter into 'dollar rolls,' in which the Series sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased would be of the same type, and will have the same interest rate and maturity, as those sold but would be supported by different pools of mortgages. The Series would forgo principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series would be compensated by the difference between the current sales price and the lower price for the future purchase, as well as by the interest earned on the proceeds of the securities sold. The Series also could be compensated through the receipt of fee income equivalent to a lower forward price.

     Reverse repurchase agreements and dollar rolls will be treated as borrowings for purposes of calculating the Series' borrowing limitation. In addition to the foregoing borrowings, the Series may borrow money for temporary or emergency purposes (e.g., clearance of transactions, fractional share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Series' total assets (not including the amount borrowed). See 'Investment Limitations.'

     PORTFOLIO TURNOVER. For the fiscal years ended June 30, 1995 and June 30, 1994, the portfolio turnover rate of the Series was 223.49% and 298.05%, respectively. The portfolio rate for the fiscal year ended June 30, 1995 was due primarily to the Series' use of futures contracts to assist in managing the duration of the portfolio.

     The Series' portfolio turnover rate will not be a limiting factor when MHII deems portfolio changes appropriate. The Series will liquidate all of its assets on or about its Termination Date. The portfolio turnover rate is calculated by dividing the lesser of the Series' annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of such securities in the portfolio during the year. A high turnover rate involves correspondingly greater transaction costs, which will be borne directly by the Series, and increases the potential for short-term capital gains and taxes to shareholders when those gains are distributed.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     The information contained within the heading 'Investment Objectives and Policies' under the subheadings 'Zero Coupon Securities,' 'Hedging and Related Income Strategies,' 'When-Issued Securities,' 'Repurchase Agreements,' 'Illiquid Securities,' 'Lending of Portfolio Securities,' 'Leverage and Borrowing' and 'Portfolio Turnover' includes a description of certain risk factors and should be read in conjunction with this heading.

     SECURITIES OF NON-U.S. ISSUERS. The Series may invest in U.S. dollar-denominated securities issued by non-U.S. issuers and supra-national organizations (such as the World Bank). Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the instruments in which the Series may invest are denominated or quoted in the U.S. dollar, changes in foreign currency exchange rates will not affect the value of such securities in the portfolio nor will such changes affect the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the United States and settlement procedures are often not as regularized as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Series may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

     DURATION MANAGEMENT; REINVESTMENT OF DIVIDENDS. The principal means by which the Series seeks to achieve its investment objective is the management of the composition and duration of its investment portfolio. The duration of a fixed-income security is the weighted average time to maturity of the present value of the cash flows (including payments of interest and repayments of principal) of that security. MHII attempts to manage the duration of the Series' portfolio by buying and selling securities so that the payment schedules of the securities in the Series' portfolio will, on a dollar-weighted average basis, correspond to, or be shorter than, the cash distributions expected to be made to shareholders and the payments on any borrowings by the Series. MHII believes that, by managing the duration of the Series' portfolio, it can balance changes in interest rates against changes in the net asset value of the Series in order to manage the interest rate sensitivity of the portfolio.

     MHII attempts to obtain for the Series the best total return on investments meeting the Series' investment criteria while maintaining a duration of the Series' portfolio that corresponds to, or is shorter than, the period remaining until the Series' Termination Date, adjusted for the cash distributions expected to be made to shareholders and the payments on any borrowings by the Series. Accordingly, MHII generally will not acquire longer term securities that might pay higher rates of return to the Series or attempt to realize capital gains that might be available to the Series due to changes in market interest rates if doing so would adversely affect the duration of the Series. While this duration management strategy might result in the Series forgoing higher yields or capital gains that might become available, MHII believes that such duration management will enable it to minimize the exposure of the Series' portfolio from interest rate risk and thereby help to achieve the Series' investment objectives.

     If market interest rates increase during the life of the Series, a portion of the Series' total return is likely to be realized in the form of net investment income that is in excess of the Series' Target Return. MHII anticipates that excess net investment income resulting from such market rate increases generally will be accompanied by a reduction in the net asset value of the Series' investment portfolio. If the Series were not able to retain and reinvest such excess income, the amount available for the Termination Distribution to shareholders would be likely to be less than $10.00 per Targeted Share. Similarly, if interest rates decrease during the life of the Series, a portion of the Series' total return is likely to be realized in the form of capital gains, while the yield available on newly acquired investment securities generally will be lower. If the Series were not able to retain and reinvest such capital gains, the aggregate amount of net investment income available for Cash Dividends would be likely to be less than its Target Return and the amount available for the Series' Termination Distribution would be likely to be less than $10.00 per Targeted Share. To the extent that the duration of the Series' portfolio is shorter than the period remaining until its Termination Date, the Series' investment income could be reduced without the Series realizing corresponding capital gains. No assurance can be given that the Series will be able to achieve its investment objective.

     In order to continue to qualify for treatment as a regulated investment company under federal tax law and to avoid the imposition of federal income and excise taxes at the Series level, the Series intends to distribute to its shareholders all of its annual net investment income and capital gains. See 'Taxation.' To the extent that such distributions are made in cash, the Series will be unable to retain and reinvest excess net investment income and realized capital gains for the remainder of the life of the Series, and for the reasons set forth above, the amounts that the Series has available for payment of cash dividends and for its Termination Distribution are likely to be reduced.

     However, distributions of the Series' excess net investment income and capital gains will be made in the form of Reinvestment Dividends, which generally will be paid in additional Series Shares. Payment of Reinvestment Dividends in additional Series Shares will enable the Series to retain and reinvest the excess net investment income and realized capital gains represented by those Shares and, thus, will not adversely affect the ability of the Series to achieve its investment objective. The Series anticipates that only a small portion of any Reinvestment Dividends will be payable in cash, and MHII believes that it can manage the Series' portfolio so as to minimize any adverse effect that such cash payments would have on the Series' total return.

     The Reverse Split that is expected to be declared with respect to the Series' Shares following any Reinvestment Dividend will result in Reinvesting Shareholders continuing to hold the same number of Shares as they held immediately before such Reinvestment Dividend originally purchased. This is intended to enable Reinvesting Shareholders to continue to receive cash dividends equal to the Target Return and to receive a Termination Distribution of $10.00 per Targeted Share on each of their Shares. For shareholders who choose to receive Reinvestment Dividends in cash, however, each Reverse Split will result in their holding a reduced number of Shares. Therefore, while such shareholders will receive the same per Share cash dividends and per Share Termination Distribution as Reinvesting Shareholders, the aggregate amount of cash dividends received by non-Reinvesting Shareholders is expected to be less than the Target Return on the number of Shares they originally purchased, and the aggregate Termination Distribution received by such shareholders is expected to be less than $10.00 for each such Share.

     The payment by the Series of Reinvestment Dividends in cash will have the effect of reducing the amount of investable funds available to the Series. This reduction in investable funds will reduce the Series' ability to generate its Target Return on the amount originally invested in the Series and will reduce the amounts that will be available for the Series' Termination Distribution. These reductions will be reflected in a decrease in the relative number of Series Shares held by non-Reinvesting Shareholders, as compared to Reinvesting Shareholders, following the payment of each Reinvestment Dividend and the related Reverse Split.

     Although all shareholders will be required to treat Reinvestment Dividends as ordinary income or long-term capital gains for federal income tax purposes, Reinvesting Shareholders who accept Reinvestment Dividends in additional Series Shares will, in effect, be allowing their original investment to remain invested in the Series. Assuming that the Series achieves its investment objective, this will enable the Series to continue to pay Cash Dividends to Reinvesting Shareholders at the Target Return and to make a Termination Distribution of at least $10.00 per Targeted Share. Such reinvestment cannot be expected to result in Reinvesting Shareholders receiving a Termination Distribution of more than $10.00 per Targeted Share.

     By contrast, shareholders that elect to receive Reinvestment Dividends in cash will, in effect, be receiving an early return of part of their invested funds. Thus, those shareholders should expect that the aggregate amount of each subsequent cash dividend that they receive on their originally purchased Shares will be less than the Target Return on their original investment, and such shareholders should expect to receive a Termination Distribution that is less than $10.00 for each of their originally purchased Shares, even if the Series achieves its investment objective. Following the first Reinvestment Dividend and the related Reverse Split, all or a portion of the Series Shares held by each non-Reinvesting Shareholder are likely to be fractional Shares, which will be illiquid.

     SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

     Types of Credit Support. Mortgage-backed and asset-backed securities are backed by pools of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

     Examples of credit enhancement arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'spread accounts' or 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     Yield and Prepayment Characteristics. Since the inception of the mortgage pass-through security in 1970, the market for mortgage-backed securities has expanded considerably. The size of the primary issuance market, and active participation in the secondary market by securities dealers and many types of investors, makes government and government-related pass-through pools highly liquid. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Series.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities and this delay reduces the effective yield to the holder of such securities.

     The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. Investments in derivative securities such as SMBSs are more sensitive to changes in prepayment and interest rates than traditional debt securities and mortgage-backed and asset-backed securities.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     MHII anticipates that it will be able to limit the Series' exposure to the risks of varying prepayment patterns on mortgage-backed and asset-backed securities by investing in PAC Bonds and in asset-backed securities having structures similar to PAC Bonds.

     Synthetic Securities. The Series may utilize IO and PO classes of one or more mortgage-backed or asset-backed securities to create synthetic securities that are expected to have substantially the same characteristics as ordinary PAC

Bonds or comparable asset-backed securities. MHII would attempt to create such synthetic securities when it believes that it can obtain a yield or other advantages that are more desirable than those that can be obtained from ordinary PAC Bonds or comparable asset-backed securities that then are available in the market.

     The yields to maturity and durations of IO and PO classes of securities normally are extremely sensitive to the rate of principal payments on the underlying mortgage assets. However, MHII intends to structure synthetic PAC Bonds using IO and PO classes as to which decreases or increases in the yield to maturity or duration of the IO class are expected to be offset by increases or decreases, respectively, in the yield and duration of the corresponding PO class. To the extent that such increases and decreases with respect to the IO and PO classes of synthetic securities are not fully correlated, however, the Series may realize a smaller yield than could have been achieved with ordinary securities that would have been available in the market and might incur changes to the duration of its portfolio that could increase the Series' exposure to interest rate risks.

     OTHER FACTORS. When MHII believes that unusual circumstances warrant and shortly prior to the Series' Termination Date, the Series may hold up to all of its assets in cash and high-grade money market instruments. Such instruments may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, commercial paper rated at least A-1+ by S&P or Prime-1 by Moody's (or if not rated by S&P or Moody's, determined by MHII to be of comparable quality), bank certificates of deposit, bankers' acceptances and repurchase agreements secured by the foregoing. The Series may also engage in short sales of securities 'against the box' to defer realization of gains or losses for tax or other purposes.

     Shares of closed-end investment companies are not redeemable and frequently trade at a discount to net asset value. Accordingly, there is a risk that, for example, a shareholder of the Series who sells his Shares at a time when the Shares are trading at a discount to net asset value could incur a loss of capital even if the net asset value of the Series has not declined since the shareholder purchased his Shares. This market risk is separate and distinct from the risk that the Series' net asset value will decrease. Investors should recognize that the Series is designed primarily for Reinvesting Shareholders, who will invest for a term equal to the life of the Series and not as a trading vehicle.

                             INVESTMENT LIMITATIONS

     The Series has adopted certain investment limitations which, like the Series' investment objective, may not be changed without the approval of its shareholders. The Series may not:

          (1) issue senior securities (including borrowing money from banks and other entities, reverse repurchase agreements and dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that the Series may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;


          (2) purchase the securities of any issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Series' assets may be invested without regard to this limitation;

          (3) make an investment in any one industry if the investment would cause the aggregate value of all of the Series' investments in such industry to equal 25% or more of the Series' total assets, provided that this limitation shall not apply with respect to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and provided further that this limitation also shall not apply to investments in mortgage-backed and asset-backed securities (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government), which shall be considered a single industry for purposes of this limitation;

          (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Series may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

          (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed an underwriter under federal securities laws and except that the Series may write options;

          (6) make short sales of securities or maintain a short position, except that the Series may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short 'against the box;'

          (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Series may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          (8) purchase or sell commodities or commodity contracts, except that the Series may purchase or sell financial futures contracts and options thereon;

          (9) invest in oil, gas or mineral-related programs or leases;

          (10) make loans, except through loans of portfolio instruments, reverse repurchase agreements and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or


          (11) invest in the securities of an open-end investment company.

The foregoing fundamental investment limitations, as well as the Series' investment objective, cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the Series' outstanding Shares or (b) 67% or more of the Shares of the Series present at a shareholders' meeting if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the foregoing limitations or of any of the Series' investment policies.

                             DIRECTORS AND OFFICERS

     The overall management of the business and affairs of the Series is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Series and persons or companies furnishing services to it, including the Series' agreements with its investment adviser and administrator, custodian, and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Series are delegated to its officers and to Mitchell Hutchins and MHII, subject always to the investment objective and policies of the Series and to general supervision by the Series' Board of Directors.

     The same individuals serve as the directors and executive officers of the Series; their business addresses and principal occupations during the past five years are:

NAME, ADDRESS* AND AGE        POSITION WITH THE SERIES       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
----------------------------  ------------------------  --------------------------------------------------
Richard Q. Armstrong; 59      Director                  Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                     Enterprises (management consulting firm) (since
Greenwich, CT 06830                                       April 1991 and principal occupation since March
                                                          1995). Mr. Armstrong is also a director of Hi Lo
                                                          Automotive, Inc. He was chairman of the board,
                                                          chief executive officer and co-owner of
                                                          Adirondack Beverages (producer and distributor
                                                          of soft drinks and sparkling/still waters)
                                                          (October 1993-March 1995). He was a partner of
                                                          the New England Consulting Group (management
                                                          consulting firm) (December 1992-September 1993).
                                                          He was managing director of LVMH U.S. Corpo-
                                                          ration (U.S. subsidiary of the French luxury
                                                          goods conglomerate, Luis Vuitton Moet Hennessey
                                                          Corporation) (1987-1991) and chairman of its
                                                          wine and spirits subsidiary, Schieffelin &
                                                          Somerset Company (1987-1991). Mr. Armstrong is

                                                          also a director or trustee of five other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.; 68**  Director and Chairman of  Mr. Bewkes is a director of Paine Webber Group
                                the Board of Directors    Inc. ('PW Group') (holding company of
                                                          PaineWebber and Mitchell Hutchins) and a con-
                                                          sultant to PW Group. Prior to 1988, he was
                                                          chairman of the board, president and chief
                                                          executive officer of American Bakeries Company.
                                                          Mr. Bewkes is also a director of Interstate
                                                          Bakeries Corporation and NaPro BioTherapeutics,
                                                          Inc. and a director or trustee of 26 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
Richard R. Burt; 47           Director                  Mr. Burt is chairman of International Equity
1101 Connecticut Avenue N.W.                              Partners (international investments and
Washington, D.C. 20036                                    consulting firm) (since March 1994) and a
                                                          partner of McKinsey & Company (management
                                                          consulting firm) (since 1991). He is also a
                                                          director of American Publishing Company. He was
                                                          the chief negotiator in the Strategic Arms
                                                          Reduction Talks with the former Soviet Union
                                                          (1989-1991) and the U.S. Ambassador to the
                                                          Federal Republic

NAME, ADDRESS* AND AGE        POSITION WITH THE SERIES       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
----------------------------  ------------------------  --------------------------------------------------
                                                          of Germany (1985-1989). Mr. Burt is also a
                                                          director or trustee of six other investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
John R. Torell III; 56        Director                  Mr. Torell is chairman of Torell Management, Inc.
767 Fifth Avenue                                          (financial advisory firm) (since 1989), chairman
Suite 4605                                                of Telesphere Corporation (financial
New York, NY 10153                                        information) and a partner of Zilkha and Company
                                                          (merchant bank and investment company). Mr.
                                                          Torell is also a director of American Home
                                                          Products Corp., COLTS Manufacturing Company and
                                                          Volt Information Sciences Inc. He is the former
                                                          chairman and chief executive officer of Fortune
                                                          Bancorp (1990-1991 and 1990-1994, respectively).
                                                          He is the former chairman, president and chief
                                                          executive officer of CalFed, Inc. (savings
                                                          association) (1988 to 1989) and former president
                                                          of Manufacturers Hanover Corp. (bank) (prior to
                                                          1988). Mr. Torell is a director or trustee of
                                                          nine other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.

William D. White; 61          Director                  Mr. White is retired. From February 1989 through
P.O. Box 199                                              March 1994, he was president of the National
Upper Black Eddy, PA 18972                                League of Professional Baseball Clubs. Prior to
                                                          1989, he was a television sportscaster for
                                                          WPIX-TV, New York. He is also a director or
                                                          trustee of eight other investment companies for
                                                          which Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.
Margo N. Alexander; 48        President                 Mrs. Alexander is president, chief executive
                                                          officer and a director of Mitchell Hutchins.
                                                          Prior to January 1995, Mrs. Alexander was an
                                                          executive vice president of PaineWebber. Mrs.
                                                          Alexander is also a trustee of two other
                                                          investment companies and president of 38 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
T. Kirkham Barneby; 49        Vice President            Mr. Barneby is a managing director and chief
                                                          investment officer--quantitative investment of
                                                          Mitchell Hutchins. Prior to September 1994, he
                                                          was a senior vice president at Vantage Global
                                                          Management. Prior to June 1993, he was a senior
                                                          vice president at Mitchell Hutchins. Mr. Barneby
                                                          is also a vice president of two other investment

NAME, ADDRESS* AND AGE        POSITION WITH THE SERIES       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
----------------------------  ------------------------  --------------------------------------------------
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
Teresa M. Boyle; 36           Vice President            Ms. Boyle is a first vice president and manager--
                                                          advisory administration of Mitchell Hutchins.
                                                          Prior to November 1993, she was compliance
                                                          manager of Hyperion Capital Management, Inc., an
                                                          investment advisory firm. Prior to April 1993,
                                                          Ms. Boyle was a vice president and
                                                          manager--legal administration of Mitchell
                                                          Hutchins. Ms. Boyle is also a vice president of
                                                          38 other investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as investment
                                                          adviser.
Joan L. Cohen; 31             Vice President and        Ms. Cohen is a vice president and attorney of
                                Assistant Secretary       Mitchell Hutchins. Prior to December 1993, she
                                                          was an associate at the law firm of Seward &
                                                          Kissel. Ms. Cohen is also a vice president and
                                                          assistant secretary of 25 other investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
C. William Maher; 34          Vice President and        Mr. Maher is a first vice president and a senior

                                Assistant Treasurer       manager of the mutual fund finance division of
                                                          Mitchell Hutchins. Mr. Maher is also a vice
                                                          president and assistant treasurer of 38 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
Dennis McCauley; 48           Vice President            Mr. McCauley is a managing director and chief
                                                          investment officer--fixed income of Mitchell
                                                          Hutchins. Prior to December 1994, he was
                                                          director of fixed income investments of IBM
                                                          Corporation. Mr. McCauley is also a vice
                                                          president of 20 other investment companies for
                                                          which Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.
Ann E. Moran; 38              Vice President and        Ms. Moran is a vice president of Mitchell
                                Assistant Treasurer       Hutchins. Ms. Moran is also a vice president and
                                                          assistant treasurer of 38 other investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
Dianne E. O'Donnell; 43       Vice President and        Ms. O'Donnell is a senior vice president and
                                Secretary                 deputy general counsel of Mitchell Hutchins. Ms.
                                                          O'Donnell is also a vice president and secretary
                                                          of 38 other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.

NAME, ADDRESS* AND AGE        POSITION WITH THE SERIES       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
----------------------------  ------------------------  --------------------------------------------------
Victoria E. Schonfeld; 44     Vice President            Ms. Schonfeld is a managing director and general
                                                          counsel of Mitchell Hutchins. From April 1990 to
                                                          May 1994, she was a partner in the law firm of
                                                          Arnold & Porter. Prior to April 1990, she was a
                                                          partner in the law firm of Shereff, Friedman,
                                                          Hoffman & Goodman. Ms. Schonfeld is also a vice
                                                          president of 38 other investment companies for
                                                          which Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.
Paul H. Schubert; 32          Vice President and        Mr. Schubert is a first vice president and a
                                Assistant Treasurer       senior manager of the mutual fund finance
                                                          division of Mitchell Hutchins. From August 1992
                                                          to August 1994, he was a vice president at
                                                          BlackRock Financial Management, Inc. Prior to
                                                          August 1992, he was an audit manager with Ernst
                                                          & Young LLP. Mr. Schubert is also a vice
                                                          president and assistant treasurer of 38 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.


Nirmal Singh; 38              Vice President            Mr. Singh is a first vice president of Mitchell
                                                          Hutchins. Prior to September 1993, he was a member
                                                          of the portfolio management team at Merrill Lynch
                                                          Asset Management, Inc. From 1990 to 1993, he was a
                                                          senior portfolio manager at Nomura Mortgage Fund
                                                          Management Corporation. Mr. Singh is also vice
                                                          president of five other investment companies for
                                                          which Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.

Julian F. Sluyters; 35        Vice President and        Mr. Sluyters is a senior vice president and the
                                Treasurer                 director of the mutual fund finance division of
                                                          Mitchell Hutchins. Prior to 1991, he was an
                                                          audit senior manager with Ernst & Young LLP. Mr.
                                                          Sluyters is also a vice president and treasurer
                                                          of 38 other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.

Gregory K. Todd; 38           Vice President and        Mr. Todd is a first vice president and associate
                                Assistant Secretary       general counsel of Mitchell Hutchins. Prior to
                                                          1993, he was a partner in the law firm of
                                                          Shereff, Friedman, Hoffman & Goodman. Mr. Todd
                                                          is also a vice president and assistant secretary
                                                          of 38 other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.

NAME, ADDRESS* AND AGE        POSITION WITH THE SERIES       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
----------------------------  ------------------------  --------------------------------------------------
Craig M. Varrelman; 36        Vice President            Mr. Varrelman is a first vice president of
                                                          Mitchell Hutchins. Mr. Varrelman is also vice
                                                          president of four other investment companies for
                                                          which Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.
Keith A. Weller; 34           Vice President and        Mr. Weller is a first vice president and associate
                                Assistant Secretary       general counsel of Mitchell Hutchins. From
                                                          September 1987 to March 1995, he was an attorney
                                                          in private practice. Mr. Weller is also a vice
                                                          president and assistant secretary of 23 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.

------------------

 *Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


**Mr. Bewkes is an 'interested person' of the Series, as defined in the 1940 Act, by virtue of his position with PW Group.

     The Series pays directors who are not 'interested persons' of the Series $3,000 annually and $250 per meeting of the Board of Directors or any committee thereof. Directors are also reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins and MHII perform substantially all of the services necessary for the operation of the Series, it requires no employees. No officer, director or employee of PaineWebber, Mitchell Hutchins or MHII presently receives any compensation from the Series for acting as a director or officer. The table below includes certain information relating to the compensation of the Series' directors. Messrs. Armstrong and Burt are not included in this table since they were not elected as directors until after the end of the fiscal year.

                               COMPENSATION TABLE

                                                               PENSION OR                         TOTAL
                                                               RETIREMENT                     COMPENSATION
                                                            BENEFITS ACCRUED    ESTIMATED    FROM THE SERIES
                                             AGGREGATE       AS PART OF THE      ANNUAL       AND THE FUND
                                            COMPENSATION        SERIES'       BENEFITS UPON   COMPLEX PAID
        NAME OF PERSON, POSITION          FROM THE SERIES*      EXPENSES       RETIREMENT     TO DIRECTORS+
----------------------------------------  ----------------  ----------------  -------------  ---------------

E. Garrett Bewkes, Jr.,
  Director and chairman of the board of
  directors.............................            --                  --              --             --

John R. Torell III, Director............  $      3,750                  --              --   $     39,950

William D. White, Director..............         3,250                  --              --         33,250

------------------

* Represents fees paid to each director during the fiscal year ended June 30, 1995.

+ Represents total compensation paid to each director by the Fund Complex during the calendar year ended December 31, 1994.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 9, 1995, Kray & Co. (the nominee of Midwest Securities Trust Company, a securities depository) owned of record 3,851,987 Shares or 90.7% of the outstanding Shares of the Series and Cede & Co. (the nominee of The Depository Trust Company, a securities depository) owned of record 363,380 Shares or 8.5% of the outstanding Shares of the Series. To the knowledge of the Series, no person is the beneficial owner of 5% or more of its Shares.

     As of July 31, 1995, the directors and officers of the Series as a group beneficially owned less than 1% of the Series' outstanding Shares.

                            MANAGEMENT OF THE SERIES

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Subject to the supervision of the Series' Board of Directors, investment advisory and administration services are provided to the Series by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract, dated June 29, 1992 (the 'Advisory Contract'). Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Series and makes investment decisions and places orders to buy, sell or hold particular securities; Mitchell Hutchins also supervises all matters relating to the operation of the Series and provides for its corporate officers, clerical staff, office space, equipment and services. As compensation for its services, Mitchell Hutchins is entitled to receive a fee from the Series, computed weekly and payable monthly, in an amount equal to the annual rate of 1.00% of the Series' average weekly net assets. Such administration and advisory fee rates are higher than those paid by most other investment companies.

     During the fiscal years ended June 30, 1995 and June 30, 1994, Mitchell Hutchins accrued and waived advisory and administration fees of $396,594 and $412,222, respectively. During the fiscal year ended June 30, 1993, Mitchell Hutchins earned advisory and administration fees of $420,988 (of which $4,210 was waived) for the Series.

     In addition to the payments to Mitchell Hutchins under the Advisory Contracts described above, the Series pays certain other costs including: (1) the costs (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (2) expenses incurred on behalf of the Series by Mitchell Hutchins; (3) organizational and offering expenses of the Series, whether or not advanced by Mitchell Hutchins;
(4) filing fees and expenses relating to the registration and qualification of the Series' Shares under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Series or Mitchell Hutchins; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Series for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing any share certificates; (13) expenses of printing and distributing reports to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Series;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (17) the costs of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings; and (20) fees and expenses of listing and maintaining any listing of the Series' Shares on the Amex or any other national securities exchange.

     To date, the net investment income of the Series has not been sufficient to pay monthly dividends at either its original or its lower, revised Target Return rate and still cover all operating expenses, including the investment advisory and administrative fees payable to Mitchell Hutchins. The Series' current net asset value is less than $10.00 per Targeted Share and there is no assurance that portfolio gains or undistributed income for the Series will be sufficient to recoup that differential. In addition to the waiver of advisory and administration fees noted above, Mitchell Hutchins voluntarily reimbursed the Series $179,315 for all of its expenses incurred during the fiscal year ended June 30, 1995. Mitchell Hutchins also paid the Series $250,000 ($0.06 per share) on June 27, 1995 and $200,000 ($0.05 per share) on September 26, 1995 to increase its net assets so that the Series would be better positioned to make a Termination Distribution of $10.00 per Targeted Share. Mitchell Hutchins intends to continue to waive all or a portion of its fees and/or reimburse

Series operating expenses to the extent necessary to assist the Series to make a Termination Distribution of $10.00 per Targeted Share, although it is under no obligation to do so. Under current conditions, it is anticipated that the Series would not be able to make a Termination Distribution of $10.00 per Targeted share unless Mitchell Hutchins makes an additional cash payment. Mitchell Hutchins will consider making one or more additional payments prior to the Termination Date, although it is under no obligation to do so.

     As required by state regulation, Mitchell Hutchins will reimburse the Series if and to the extent that the aggregate operating expenses of the Series in any fiscal year exceed applicable limits.

     Pursuant to a contract with Mitchell Hutchins, dated June 29, 1992 (the 'Sub-Advisory Contract'), MHII provides the Series with a continuous investment program and makes investment decisions and places orders to buy, sell or hold particular securities. MHII serves as the Series' Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Series) pays MHII a fee, computed weekly and payable monthly, in an amount equal to the annual rate of up to a maximum of 0.325% of the Series' average weekly net assets. MHII bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. During the fiscal years ended June 30, 1995 and June 30, 1994, Mitchell Hutchins (not the Series) did not accrue any fees payable to MHII due to waivers of all fees by Mitchell Hutchins. Had Mitchell Hutchins not waived all its fees, MHII would have earned fees in the amounts of $128,893 and $133,972, respectively. During the fiscal year ended June 30, 1993, Mitchell Hutchins (not the Series) accrued sub-advisory fees payable to MHII of $134,716 for the Series. Such amounts reflect reductions in the fees paid to MHII of $2,105 for the Series due to waivers of fees by Mitchell Hutchins.


     Unless sooner terminated, the Advisory Contract and the Sub-Advisory Contract (collectively, 'Contracts') for the Series will remain in effect for two years from their execution. Thereafter, if not terminated, the Contracts will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Series' independent directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board or by vote of a majority of the outstanding voting securities of the Series. The Contracts will be submitted to the shareholders of the Series for their approval at their first meeting following the offering of the Series' Shares.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. Under the Sub-Advisory Contract, MHII will not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Series, its shareholders or Mitchell Hutchins to which MHII would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

     The Series' Advisory Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Series, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon assignment.

     The Sub-Advisory Contract is terminable by vote of the Series' Board of Directors, or by the holders of a majority of the outstanding voting securities of the Series, at any time without penalty, on 60 days' written notice to MHII. The Sub-Advisory Contracts may also be terminated by either party on 60 days' notice to the other party, or on 60 days' notice to MHII by the Board of Directors of the Series. The Sub-Advisory Contract automatically terminates upon assignment and upon the termination of the Advisory Contract.

     As investment adviser and administrator of the Series, Mitchell Hutchins is responsible for supervising all matters relating to the operation of the Series, including the management of the Series' portfolio by MHII. The day-to-day management of the Series' portfolio is the responsibility of members of the Fixed Income Group of MHII. The members of the Fixed Income Group primarily responsible for managing the portfolio are Nirmal Singh, a first vice president of MHII who has been a manager of the Series since February 1994 and Craig M. Varrelman, CFA, a first vice president of MHII who has managed the Series since July 1995. Prior to joining MHII in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team responsible for managing several diversified funds, including mortgage-backed securities funds with assets totaling $8 billion. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation, where he was responsible for managing $3 billion in mortgage assets. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with assets totaling approximately $1.5 billion, with an emphasis on U.S. government securities.

               DIVIDENDS AND OTHER DISTRIBUTIONS; REVERSE SPLITS

     DIVIDENDS AND OTHER DISTRIBUTIONS. The Series normally pays monthly Cash Dividends from its net investment income and distributes any net investment income in excess of its Target Return, and any realized capital gains through annual Reinvestment Dividends that will be paid in additional Shares of the Series unless a shareholder elects to receive them in cash. Cash Dividends are declared monthly and paid on or about the last business day of each month. Reinvestment Dividends, if any, are declared annually in December of each year and are paid shortly thereafter. In any year, the Series may elect not to declare and pay a Reinvestment Dividend (and effect a related Reverse Split), but instead elect to pay any federal income or excise tax on undistributed net realized capital gains and excess income. The Series would not make this election unless, in the judgment of management, the total amount of the taxes due would be less than the expense of effecting the Reinvestment Dividend and related Reverse Split. The Series also may pay a second Reinvestment Dividend in any year if necessary to avoid income or excise taxes. On or about the Termination Date, the Series will liquidate its assets and will declare and make a Termination Distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Series' expenses and liabilities, including amounts payable on any outstanding borrowings by the Series.

     Due to tax considerations, the monthly Cash Dividend otherwise payable in January for the Series normally is paid in two installments, each of which is in the amount of approximately one-half of one month's dividend at a rate equal to the Series' Target Return. The first installment is paid at the end of December, with a record date in mid-December. The second installment is paid on the usual schedule of the regular January dividend. Persons who become shareholders of record after the mid-December record date, but before the record date of the January dividend, receive the reduced January dividend, but do not receive the first installment.

     Shareholders of the Series that do not wish to receive Reinvestment Dividends in additional Series Shares may affirmatively elect to receive any or all Reinvestment Dividends in cash. To be effective with respect to any Shares and any Reinvestment Dividend, such an affirmative election must be made by a written notice, signed by each registered owner of the Shares (with signatures guaranteed by an eligible institution acceptable to the Transfer Agent), identifying the Shares as to which the Reinvestment Dividend is to be paid in cash, and received by the Transfer Agent at least 30 days prior to the record date for such Reinvestment Dividend.

     Any election to receive Reinvestment Dividends with respect to particular Shares in cash will be deemed to be an election by a shareholder to take all subsequent Reinvestment Dividends with respect to such Shares in cash unless and until such election is expressly revoked by notice to the Transfer Agent. Shareholders that elect to receive Reinvestment Dividends in cash will not be

Reinvesting Shareholders. Because the investment objective of the Series is directed toward achieving the Target Return for, and returning $10.00 per Targeted Share to, Reinvesting Shareholders, the Series' management strongly recommends that all investors receive Reinvestment Dividends in additional Shares. Non-Reinvesting Shareholders may not achieve, and should not expect, the same investment results as Reinvesting Shareholders. See 'Investment Objectives and Policies.'

     Shareholders not making such an affirmative election will receive Reinvestment Dividends in additional Series Shares. There is no charge to participants for reinvesting dividends. The Transfer Agent's fees for handling the reinvestment of dividends will be paid by the Series. The automatic reinvestment of Reinvestment Dividends will not relieve participants of any income tax that may be payable thereon. See 'Taxation.'

     REVERSE SPLITS. The Board currently intends to declare, at the time of the declaration of any Reinvestment Dividend, a Reverse Split of the Series' Shares that will cause the number of Shares held by Reinvesting Shareholders to remain the same as before the Reinvestment Dividend, while reducing the number of Shares held by shareholders who receive such dividends in cash. For example, if the Series declares a Reinvestment Dividend of $0.10 per Share, and if at the time such dividend is paid the Series has a net asset value of $10.00 per Share, a Reinvesting Shareholder holding one Share of the Series would receive .01 additional Shares. At the same time, a 1.01-for-1 Reverse Split would be declared, with the result that the Reinvesting Shareholder's holdings would be consolidated back into one Share. The new Share held by that Reinvesting Shareholder would have the same net asset value as the Share held immediately prior to the payment of the Reinvestment Dividend. In the case of a shareholder holding one Share of the Series who elects to receive the same Reinvestment Dividend in cash, the number of Shares held by the shareholder would not increase by reason of the Reinvestment Dividend and would be reduced by the Reverse Split to approximately 0.99 Shares. The aggregate net asset value of the Shares held by such a non-Reinvesting Shareholder would be reduced by an amount equal to the cash amount paid to such non-Reinvesting Shareholder as a Reinvestment Dividend.

     A Reverse Split of the Series' Shares normally will result in non-Reinvesting Shareholders holding odd-lots and fractional Shares of the Series. Sale of odd lots generally involves the payment of higher commissions than the sale of round lots. In addition, since it is not anticipated that there will be any secondary market for fractional Shares, such non-Reinvesting Shareholders' investment in the Series would have become illiquid to the extent fractional Shares are held.

                                    TAXATION

     GENERAL. The Series intends to continue to qualify for treatment as a regulated investment company ('RIC') under Subchapter M of the Internal Revenue Code. In each taxable year that the Series so qualifies, the Series (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and any net short-term capital gain) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.

     In order to continue to qualify for treatment as a RIC, the Series must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1) the Series must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ('Income Requirement'); (2) the Series must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts that were held for less than three months ('Short-Short Limitation'); (3) at the close of each quarter of the Series' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Series' total assets; and (4) at the close of each quarter of the Series' taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

     Capital losses arising from the disposition of securities can be used only to offset capital gains and cannot be used to reduce the Series' ordinary income. Thus, if the Series sustains a net capital loss, the amount the Series would be required to distribute in order to maintain its qualification for treatment as a RIC would not be decreased. The Series would be able to utilize such a capital loss only when, and to the extent that, it recognized capital gain.

     The Series will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The Series may acquire zero coupon securities issued with original issue discount. As the holder of such a security, the Series would have to include in its gross income the original issue discount that accrues on the security for the taxable year, even if the Series receives no payment on the security during the year. Because the Series annually must distribute substantially all of its investment company taxable income, including any original issue discount, in order to continue to qualify for treatment as a RIC and to avoid imposition of the 4% excise tax, the Series may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash the Series actually receives. Those distributions will be made from the Series' cash assets or from the proceeds of sales of portfolio securities, if necessary. The Series may realize capital gains or losses from those sales, which would increase or decrease the Series' investment company taxable income or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Series' ability to sell other securities, options or futures contracts held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

     DIVIDENDS. Dividends from the Series' investment company taxable income (whether received in cash or in additional Shares) are taxable to shareholders as ordinary income to the extent of the Series' earnings and profits. The Series' capital gain dividends (i.e., distributions of the Series' net capital gain) (whether received in cash or in additional Shares) are taxable to shareholders as long-term capital gain, regardless of how long they have held their Series Shares. Shareholders not subject to tax on their income generally are not required to pay tax on amounts distributed to them.

     Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of that year if the dividends are paid by the Series during the following January. Accordingly, those dividends will be taxed to shareholders for the year in which that December 31 falls.

     If the Series' Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain dividends received on those shares. Investors also should be aware that if Series Shares are purchased shortly before the record date for any dividend, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend.

     The Series notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) to them during that year.

     REINVESTMENT DIVIDENDS. The declaration of a Reverse Split of Series Shares will not result in the recognition of gain or loss to the shareholders of the Series. However, the tax basis for each Series Share held by a Reinvesting Shareholder prior to a Reinvestment Dividend and the related Reverse Split will, in effect, be increased by the amount of the Reinvestment Dividend that is attributable to that Share. Shareholders opting to receive Reinvestment Dividends in cash will have the same tax basis for their Shares as before the Reinvestment Dividend, but due to the related Reverse Split, those shareholders will have a smaller number of Shares. To the extent that a shareholder's tax basis for Series Shares exceeds the amount of the Termination Distribution (or any sales proceeds) received by such shareholder, the shareholder will be treated for tax purposes as having realized a long-term or short-term capital loss. Such losses will be deductible by shareholders only to a limited extent. Conversely, if a Termination Distribution received by a shareholder is greater than such shareholder's tax basis for Shares of the Series, such shareholder will be treated as having realized a long-term or short-term capital gain.

     BACKUP WITHHOLDING. The Series is required to withhold 31% of all ordinary and capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Series with a correct taxpayer identification number. Withholding at that rate from dividends also is required for such shareholders who otherwise are subject to backup withholding.

     HEDGING AND RELATED INCOME STRATEGIES. The use of hedging and related income strategies, such as selling and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Series realizes in connection therewith. Income from transactions in options and futures contracts derived by the Series with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Series satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Series satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Series intends to qualify for this treatment for its hedging transactions. To the extent the Series does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Series to continue to qualify as a RIC.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Series and its shareholders. In addition to the considerations described above, which are applicable to any investment in the Series, there may be other federal, state or local tax considerations applicable to particular investors (especially categories of investors subject to special rules, such as foreign investors). Prospective shareholders are therefore urged to consult their tax advisers with respect to the tax consequences to them of an investment in the Series.

                              VALUATION OF SHARES

     The net asset value of the Series' Shares is determined weekly as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., eastern time) on the second to last day of the week on which the Exchange is open for trading or on such other day established by the Series' Board of Directors. The net asset value of the Series' Shares is also determined monthly as of the close of regular trading on the Exchange on the last day of the month on which the Exchange is open for trading. The net asset value per share is computed by dividing the value of the securities held by the Series plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Series Shares outstanding at such time.

     When market quotations are readily available, the Series' debt securities, options and futures positions are valued based upon those quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options and futures positions or any other securities and assets of the Series are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When market quotations are not readily available for any of the Series' debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

     Securities and other instruments which are listed on U.S. securities exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by MHII under the direction of Mitchell Hutchins and the Series' Board of Directors as the primary market. Securities traded in the OTC market and listed on NASDAQ are valued at the last available sale price on NASDAQ prior to the time of valuation; other OTC securities and instruments are valued at the last available bid price available prior to the time of valuation. Securities and other assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Series' Boards of Directors, and oversight by Mitchell Hutchins, MHII is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Series. The government and corporate securities in which the Series invests generally are traded on a 'net' basis without a stated commission, through dealers acting for their own account and not as brokers. With respect to portfolio securities traded on the OTC market, the Series engages primarily in transactions with dealers unless a better price or execution could be obtained by using a broker. Prices paid to dealers generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. In executing portfolio transactions, MHII seeks to obtain the best net results for the Series, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While MHII generally seeks competitive commission rates, payment of the lowest commission may not necessarily be consistent with obtaining the best net results. Since inception the Series has not paid any brokerage commissions for securities transactions.


     In placing orders with brokers and dealers, MHII attempts to obtain the best net price and the most favorable execution of its orders. Consistent with applicable legal requirements and subject to approval by the Board of Directors, MHII may seek to direct portfolio transactions in arrangements designed to reduce the Series' operating expenses. MHII may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Series with research, analysis, statistical, pricing advice and similar services. MHII may pay to those brokers, in return for such services, a higher commission than would have been charged by other brokers, provided that MHII determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of MHII to the Series and its other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term. MHII will not pay a higher price to dealers in principal transactions for the Series in return for such services unless doing so is approved by the SEC and by the Series' Board of Directors. Research services furnished by brokers or dealers through which or with which the Series effects securities transactions may be used by MHII or Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to MHII or Mitchell Hutchins in connection with other funds or accounts that MHII or Mitchell Hutchins advises may be used in advising the Series. Although it is not possible to place a dollar value on these services, it is the opinion of MHII that the receipt of such services should not reduce its overall research expenses. Information and research received from brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins and MHII under the Contracts.

     The Series has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Series contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates or those of MHII, including PaineWebber. The Series' Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins, MHII or any of their affiliates are reasonable and fair. Specific provisions in the Contracts authorize Mitchell Hutchins, MHII and any of their affiliates which is a member of a national securities exchange to effect portfolio transactions for the Series on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Series' procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993 the Series paid no commissions to FCMs.

     Investment decisions for the Series and for other investment accounts managed by MHII are made independently of each other in light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Series and one or more of such accounts. In such cases, simultaneous transactions will be inevitable. Purchases or sales then will be averaged as to price and allocated between the Series and such other account(s) as to amount according to a formula deemed equitable to the Series and such accounts. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Series is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Series.

     The Series will not purchase securities that are offered in underwritings in which either Mitchell Hutchins or MHII or any of their affiliates is a member of the underwriting or selling group, except pursuant to the procedures adopted by the Series' Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

Among other things, these procedures will require that the commission or spread paid in connection with such a purchase be reasonable and fair; that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering; and that Mitchell Hutchins, MHII or their affiliates not participate in or benefit from the sale to the Series.

     For the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993, Mitchell Hutchins did not direct any portfolio transactions to brokers chosen because they provide research and analysis.

                           DESCRIPTION OF THE SHARES

     The Series is authorized to issue 100,000,000 Shares of its common stock, $.001 par value. The Series' Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The outstanding shares are fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. The foregoing description and the description under 'Certain Anti-Takeover Provisions of the Articles of Incorporation' are subject to the provisions contained in the Series' Articles of Incorporation and Bylaws.

     As of August 9, 1995, the Series had 4,245,649 Shares outstanding. No Shares, other than those already outstanding, are offered for sale pursuant to this Prospectus.

     Any offerings of additional Shares of the Series, if made, will require approval of its Board of Directors and will be subject to the requirements of the 1940 Act that shares may not be sold at a price that is less than the then-current net asset value of the Series.

     The Series may purchase its Shares at market prices in the open market if doing so is determined by its Board of Directors to be consistent with the Series' investment objective.


     CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION. The Series presently has provisions in its Articles of Incorporation that have the effect of limiting: (1) the ability of other entities or persons to acquire control of the Series; (2) the Series' freedom to engage in certain transactions; or (3) the ability of the Series' directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. Under Maryland law and the Series' Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Series with another corporation, a merger of the Series with or into another corporation (except for certain mergers in which the Series is the successor), a statutory share exchange in which the Series is not the successor, a sale or transfer of all or substantially all of the Series' assets, the dissolution of the Series (other than on its Termination Date) and any amendment to the Series' Articles of Incorporation. In addition, the affirmative vote of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (1) merger, consolidation or statutory share exchange of the Series with or into any other corporation;

          (2) issuance of any securities of the Series to any person or entity for cash;

          (3) sale, lease or exchange of all or any substantial part of the assets of the Series to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

          (4) sale, lease or exchange to the Series, in exchange for securities of the Series, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than

     5% of the outstanding shares (a 'Principal Shareholder'). Such vote, however, would not be required when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Series' assets, the affirmative vote of a majority of the outstanding shares would nevertheless be required. Reference is made to the Articles of Incorporation of the Series, on file with the SEC, for the full text of these provisions. See 'Further Information.'

     The provisions of the Articles of Incorporation described above could have the effect of depriving the owners of Shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Series in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Series to negotiate with its management regarding the price to be paid and facilitating the continuity of the Series' management, investment objectives and policies. The Board of Directors of the Series has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Series and its shareholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Series' assets. PNC Bank, National Association, whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, is the Series' transfer and dividend disbursing agent and registrar.

                                 LEGAL MATTERS

     The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036-5891, counsel to the Series, has passed upon the legality of the Shares offered by this Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

                            REPORTS TO SHAREHOLDERS

     The Series will send unaudited semi-annual and audited annual financial statements of the Series to shareholders, including a list of the portfolio of investments held by the Series.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Series' independent auditors.

                              FURTHER INFORMATION

     Further information concerning these securities and the Series may be found in the Registration Statement of the Series of which this Prospectus constitutes a part, on file with the SEC and to the Registration Statement of the Series relating to the initial public offering of Series Shares, also on file with the SEC.

                              FINANCIAL STATEMENTS

     The Series' Annual Report to Shareholders for the fiscal year ended June 30, 1995, is a separate document supplied with this Prospectus and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Prospectus.

                                   APPENDIX A
                     HEDGING AND RELATED INCOME STRATEGIES

     GENERAL DESCRIPTION OF HEDGING STRATEGIES.  As discussed in the Prospectus,

MHII may use a variety of financial instruments ('Hedging Instruments'), including options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and interest rate protection transactions, to attempt to hedge the Series' portfolio. The Series also may use options to attempt to enhance income and may use interest rate futures contracts ('futures contracts' or 'futures') and options on futures contracts in other circumstances permitted by the Commodity Futures Trading Commission ('CFTC').

     Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Series' portfolio. Thus, in a short hedge the Series takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Series might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Series could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Series might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Series intends to acquire. Thus, in a long hedge the Series takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Series might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Series could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Series might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The Series may purchase and write (sell) covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Series would enter into a long straddle when MHII believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Series would enter into a short straddle when MHII believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Series owns or intends to acquire. Hedging Instruments on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Series has invested or expects to invest.


     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Series' ability to use Hedging Instruments will be limited by tax considerations. See 'Taxation.'

     In addition to the products, strategies and risks described below and elsewhere in this Prospectus, Mitchell Hutchins and MHII expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins or MHII develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins or MHII may utilize these opportunities to the extent that they are consistent with the Series' investment objective and permitted by the Series' investment limitations and applicable regulatory authorities.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow:

     (1) Successful use of most Hedging Instruments depends upon MHII's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While MHII is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the Investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Series entered in a short hedge because MHII projected a decline in the price of a security in the Series' portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Series could suffer a loss. Similarly, transaction costs incurred in connection with a Hedging Instrument can exceed the amount of the benefits received. In any such case, the Series would have been in a better position had it not hedged at all.


     (4) As described below, the Series might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Series were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Series' ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Series sell a portfolio security at a disadvantageous time. The Series' ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Series.

     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, will expose the Series to an obligation to another party. The Series will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover or segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

     OPTIONS. The Series may purchase put and call options, and write covered put and call options, on debt securities and bond indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put options can enable the Series to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the underlying security declines to less than the exercise price on the option, minus the premium received, the Series would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Series will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions--Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     The Series may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Series may terminate its obligations under a call option that it had written by purchasing an identical call option; that is known as a closing purchase transaction. Conversely, the Series may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Series to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Series may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Series and a contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Series purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the 'contra party') to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Series as well as the loss of any expected benefit of the transaction.

     Generally, the OTC debt options used by the Series will be European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Series' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Series will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Series, there is no assurance that the Series will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Series might be unable to close out an OTC option position at any time prior to its expiration.

     If the Series were unable to effect a closing transaction for an option it had purchased it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Series could cause material losses because the Series would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     GUIDELINE FOR OPTIONS ON SECURITIES. In view of the risks involved in using the options strategies described above, the Series' Board of Directors has determined that the Series may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Series, does not exceed 5% of the Series' total assets. This guideline may be modified by the Board without shareholder vote. Adoption of this guideline will not limit the percentage of the Series' assets at risk to 5%.

     FUTURES. The Series may purchase and sell interest rate futures contracts and bond index futures contracts. The Series may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Series' portfolio. If MHII wishes to shorten the average duration of the Series, the Series may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If MHII wishes to lengthen the average duration of the Series, the Series may buy a futures contract or a call option thereon, or sell a put option.

     The Series may also write put options on interest rate contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Series will engage in this strategy only when it is more advantageous to the Series than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Series is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Series at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Series may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Series' obligations to or from a futures broker. When the Series purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Series purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Series has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Series intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Series will not trade options on futures on any exchange or board of trade unless, in MHII's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Series were unable to liquidate a futures or related options positions due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Series would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Series would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments behind hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINE FOR FUTURES AND RELATED OPTIONS. In view of the risks involved in using the futures and options strategies that are described above, the Series' Board of Directors has determined that the Series will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Series' existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the Series' total assets. This guideline may be modified by the Board without shareholder vote. For purposes of this guideline, options on futures contracts traded on a commodities exchange are considered 'related options.' Adoption of this guideline will not limit the percentage of the Series' assets at risk to 5%.

     The Fund may use the following hedging instruments:

     OPTIONS ON DEBT SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON BOND INDICES. A bond index assigns relative values to the debt securities included in the index and fluctuates with changes in the market values of those debt securities. A bond index option operates in the same way as a more traditional option on a debt security, except that exercise of a bond index option is effective with cash payment and does not involve delivery of securities. Thus, upon exercise of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index.

     INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     BOND INDEX FUTURES CONTRACTS. A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE PROTECTION TRANSACTIONS. The Series may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

     The Series expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Series anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Series intends to use these transactions as a hedge and not as a speculative investment.

     The Series may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, MHII and the Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Series also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Series.

     The Series will enter into interest rate protection transactions only with banks and recognized securities dealers believed by MHII to present minimal credit risks in accordance with guidelines established by the Series' board of directors. If there is a default by the other party to such a transaction, the Series will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                                   APPENDIX B

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ('MOODY'S') CORPORATE BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     PRIME-1. Issuers assigned this highest rating have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A. Commercial paper issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF
GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE SERIES OR PAINEWEBBER. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFERING BY THE SERIES OR BY PAINEWEBBER IN ANY JURISDICTION IN
WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            ------------------------

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
Series Expenses.......................................................   2
Prospectus Summary....................................................   3
Financial Highlights..................................................  10
The Series............................................................  11
Investment Advisers...................................................  11
The Offering..........................................................  11
Use of Proceeds.......................................................  11
Trading History.......................................................  12
Investment Objective and Policies.....................................  12
Special Considerations and Risk Factors...............................  21
Investment Limitations................................................  26
Directors and Officers................................................  27
Control Persons and Principal Holders of Securities...................  33
Management of the Series..............................................  34
Dividends and Other Distributions; Reverse Splits.....................  36
Taxation..............................................................  37
Valuation of Shares...................................................  40
Portfolio Transactions................................................  40
Description of the Shares.............................................  42
Custodian, Transfer and Dividend Disbursing Agent and Registrar.......  43
Legal Matters.........................................................  43
Reports to Shareholders...............................................  43
Independent Auditors..................................................  43
Further Information...................................................  43
Financial Statements..................................................  43

Appendix A............................................................  A-1
Appendix B............................................................  B-1

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(COPYRIGHT) 1995 PaineWebber, Inc.

[LOGO] Printed on recycled paper.


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                            TRIPLE A AND GOVERNMENT
                               SERIES--1997, INC.

                                 COMMON SHARES

                            -----------------------
                                   PROSPECTUS
                            -----------------------

                            PAINEWEBBER INCORPORATED
                            ------------------------

                                November 1, 1995

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